INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 13 - INCOME TAXES

There is no provision for federal or state income taxes for the years ended December 31, 2012 and 2011 since the Company has established a valuation allowance equal to the total deferred tax asset related to losses incurred during such periods.

Deferred tax assets and liabilities and related valuation allowance as of December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011
Deferred tax assets:
Organization costs	$-	$733
Research and development credit carryforward (1)	6,188	6,188
Net operating loss carryforwards	5,207,759	2,329,829
Other	147,003	132,482

Total deferred tax assets	5,360,950	2,469,232

Valuation allowance	(5,360,950)	(2,469,232)

Net deferred tax assets	$0	$0

(1)	The Company has incurred research and development (“R&D”) expenses, a portion of which may qualify for tax credits. The Company has not conducted an R&D credit study to quantify the amount of credits and has not claimed an R&D credit on its federal tax returns filed except for $6,188 in 2007. The Company may conduct the study in future years and may establish the R&D credit carryforward for prior years. In such event, the net operating loss carryforward will be correspondingly reduced by the amount of the credit.

Based on the Company's historical losses and its expectation of continuation of losses for the foreseeable future, the Company has determined that it is not more likely than not that the deferred tax assets will be realized and accordingly, has provided a valuation allowance. The increase in the valuation allowance for the years ended December 31, 2012 and 2011 was $2,891,718 and $1,380,642, respectively.

At December 31, 2012, the Company has available unused net operating loss carryforwards of approximately $12.3 million that expire from 2027 to 2032 for federal tax purposes and the same amount for New Jersey state tax purposes, which expire from 2014 to 2019. The Company also has approximately $11.6 million of net operating loss carryforwards for New York state and New York City purposes expiring from 2030 to 2032. At December 31, 2012, the Company has a research and development carryforward of $6,188 for federal tax purposes that expires in 2027. These net operating loss and research and development credit carryforwards may be subject to annual limitations in their use in accordance with IRC Section 382. Accordingly, the extent to which such carryforwards can be used to offset future taxable income may be limited.

The Company's federal and state tax returns remain open and subject to examination by the tax authorities for the tax years 2009 and after.

A reconciliation of the effect of applying the federal statutory rate and the effective income tax rate used to calculate the Company's income tax provision is as follows:

	Year Ended December 31,
	2012	2011
Statutory federal income tax	(34.0)%	(34.0)%
State income tax, net of federal tax effect	(10.5)%	(5.9)%
Permanent difference	13.9%	5.0%
Increase in valuation allowance	30.6%	34.9%

Income tax provision	0%	0%